Nasdaq: DVCR Investor Update As of March 31, 2017

Nasdaq: DVCR Forward-looking statements made in this presentation involve a number of risks and uncertainties, but not limited to, our ability to successfully integrate the operations of our new nursing centers in Alabama, Mississippi, Kansas and Kentucky, as well as successfully operate all of our centers, our ability to increase patients served at our renovated centers, changes in governmental reimbursement, government regulation, the impact of the recently adopted federal health care reform or any future healthcare reform, any increases in the cost of borrowing under our credit agreements, our ability to comply with covenants contained in those credit agreements, our ability to renew real estate investment trust leases under reasonable terms, the outcome of professional liability lawsuits and claims, our ability to control ultimate professional liability costs, the accuracy of our estimate of our anticipated professional liability expense, the impact of future licensing surveys, the outcome of proceedings alleging violations of state or Federal False Claims Acts, laws and regulations governing quality of care or other laws and regulations applicable to our business including laws governing reimbursement from government payers, impacts associated with the implementation of our electronic medical records plan, the costs of investing in our business initiatives and development, our ability to control costs, changes to our valuation of deferred tax assets, changes in occupancy rates in our centers, changing economic and competitive conditions, changes in anticipated revenue and cost growth, changes in the anticipated results of operations, the effect of changes in accounting policies as well as other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company has provided additional information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as in other filings with the Securities and Exchange Commission, which readers are encouraged to review for further disclosure of other factors that could cause actual results to differ materially from those indicated in the forward-looking statements. Forward-Looking Statements 2

Nasdaq: DVCR Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census And Skilled Mix Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results Investment Highlights 3

Nasdaq: DVCR • Joined Diversicare in 2012 • 20+ years of experience in the LTC industry • Previous senior leadership positions at: ‒ Golden Living • Licensed Physical Therapist • Licensed Nursing Home Administrator Executive Leadership • Joined Diversicare in 2012 • 10+ Years of senior finance positions in the healthcare industry • Previous senior leadership positions at: ‒ NuscriptRX ‒ Take Care Health Systems ‒ I-TRAX, Inc. (CHD Meridian) • Joined Diversicare in 2010 • 25 Years+ of experience in the LTC industry • Previous senior leadership positions at: ‒ Beverly ‒ Living Centers of America ‒ Skilled Healthcare • SNF – Rehab - Hospice Jay McKnight Chief Financial Officer Kelly Gill CEO, President & Director Leslie Campbell Chief Operating Officer 4

Nasdaq: DVCR NE CO OK LA FL (1) IA IL KS (6) OH (5) IN (1) MO (3) AR KY (13) TN (5) PA MS (10) AL (19) SC NC GA VA WV TX (13) 5 Diversicare as of March 31, 2017 2016 Q1 Revenue $98.0M – 2017 Q1Revenue $141.5M; 44.5% Growth Currently – 75 SNFs, 1 ALF – 8,453 Licensed Skilled Nursing Beds – 10 States Headquartered in Brentwood, TN

Nasdaq: DVCR 6 Company Profile  Operating since 1989  NASDAQ Listed Company since 1994 Symbol: DVCR  Added to Russell Microcap Index in 2014  52 week range $6.41 – $12.82  Historically paid $0.22 annual dividend  Headquartered in Brentwood, TN

Nasdaq: DVCR 7 Long Term Care Industry Overview • Compelling Demographic Trends • High Quality Clinical Outcomes • Relative Low Cost of Care

Nasdaq: DVCR 8 Compelling Industry Demographics Risi n g Deman d St able Su p pl y Sources: AHCA, CMS OSCAR Data and US Census Bureau, US Administration on Aging 15,000 15,500 16,000 16,500 17,000 2000 2002 2004 2006 2008 2010 2012 2014 2016 Number of Skilled Nursing Facilities 0 20 40 60 80 100 1990 2000 2010 2020E 2030E 2040E 2050E 2060E Age 65+ Population (in millions)

Nasdaq: DVCR 9 • Long term care spending continues to increase ‒ Medicare and Medicaid expenditures for SNFs expected to grow 65% from 2015 to 2025 ‒ Annual spending on older adults is expected to increase 250% by 2040 Sources: Medpac and US HHS Department Compelling Industry Demographics 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2012 2013 2014 2015 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Medicare and Medicaid SNF Spending (in billions) Medicare Medicaid

Nasdaq: DVCR 10 Relative Cost Per Case of Treatment Across Post-Acute Care Providers Sources: Medpac and US HHS Department $0 $20 $40 $60 $80 $100 $120 Stroke Hip Fracture Joint Replacement Respiratory w/ Vent Tracheotomy w/ Vent $9 $9 $11 $6 $10 $34 $34 $18 $17 $26 $31 $31 $45 $67 $115 SNF IRF LTAC SNFs are recognized as high quality, low cost provider of institutional post-acute care

Nasdaq: DVCR 11 Company Overview • Mature Company • Provides a full spectrum of post-acute healthcare services • Robust operating platform capable of significant growth expansion

Nasdaq: DVCR Investments made in internal improvements and scalability position Diversicare for external growth Launched Q3 2010 Today Expanded Focus Now On Portfolio Growth Retooling: Areas of Focus Platform Development Operational Improvement Facility Renovations Key Strategic Accomplishments 12

Nasdaq: DVCR Implement an Electronic Medical Record (EMR) Solution Centralization of Key Processes People – Processes – Resources Completed – Company repositioned for rapid growth Platform Development and Operational Improvements 13

Nasdaq: DVCR 14 Key Results and Outcomes • Improved Quality Measures • Improved patient mix and reimbursement rates • Improved operating and G&A leverage • Demonstrated growth through acquisitions

Nasdaq: DVCR Results for Legacy Centers: 5 Star Quality Measures Relative to For-Profit Peer Group 15 Diversicare is an industry leader in 5 Star Quality Measures outcomes. 3.94 3.0 3.1 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4.0 Overall QM Rating DVCR Industry For-Profit Not-For-Profit

Nasdaq: DVCR Results for All Centers: 5 Star Quality Measures Relative to For-Profit Peer Group 16 3.51 3.3 3.4 3.5 3.6 3.7 Overall QM Rating DVCR Industry For-Profit Not-For-Profit Diversicare is an industry leader in 5 Star Quality Measures outcomes.

Nasdaq: DVCR A – Resulting from a 2% decrease in rates as a result of sequestration beginning April 1, 2013. Results: Rate Increases Driven By Higher Acuity • Medicare rate growth driven by acuity • 16.1% Increase from FY10 Q3 to FY17 Q1 • 3.8% CAGR 17 $380 $430 $480 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 $388 $451 Medicare Rate Per Day Medicare Rate Per Day RUGS IV Final Rule Impact A

Nasdaq: DVCR

Results: Rate Increases Driven By Higher Acuity

- **Medicaid rates driven by acuity**
- **17.4% Increase from FY10 Q3 to FY17 Q1**
- **4.1% CAGR**


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DIVERSICARE HEALTHCARE SERVICES, INC.

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Nasdaq: DVCR Results: Growth in Operated Facilities • Our ability to integrate facilities onto our platform is proven by our growth and early accretion of new facilities. • We acquired 22 facilities in the fourth quarter of 2016. 19 45 30 35 40 45 50 55 60 65 70 75 80 2014 Q1 2014 Q2 2014 Q3 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 76

Nasdaq: DVCR Acquisitions are Accretive to earnings within a quarter of acquisitions date – the exceptions being development opportunities like new construction, major renovations, etc. Demonstrated Platform Scalability by successful implementation of new facilities New Facility Integration, including EMR, implemented during the first quarter of operations at new facilities Results: Impact Of New Centers 20

Nasdaq: DVCR Results: Revenue Impact of Acquisitions 21 * For the purposes of this chart, the “same-store group” represents all centers operated by the Company prior to January 1, 2015. $- $20 $40 $60 $80 $100 $120 $140 $160 Q1 ’14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Quarterly Revenue Same-store group* 2015 Acquisitions (3) 2016 Acquisitions (22)

Nasdaq: DVCR *Same-Store group represents all nursing centers acquired by the Company prior to January 1, 2016. Results: New Centers and Same-Store 22

Nasdaq: DVCR Results: Revenue Growth and Operating Leverage • Continued Company-wide cost reduction efforts in place o Diligent vendor management and product selection criteria o Centralized purchasing functions drive consistency through all facilities o Revenue and operating expenses increased in the fourth quarter due to the acquisition of 22 new centers. 23 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $30.0 $50.0 $70.0 $90.0 $110.0 $130.0 $150.0 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Revenue and Facility-Level Operating Profit Revenue Operating Profit (%)

Nasdaq: DVCR • Continued G&A reduction efforts in place o Right-sized overhead structure for new portfolio o Centralized core functions to leverage skilled teams • Savings from G&A reductions funded strategic investments Results: G&A Leverage 24 A A –G&A expenses increased in the third quarter of 2016 due to preparation for our acquisition activity of 22 centers in the fourth quarter. 6.3% 5.0% 6.0% 7.0% 8.0% Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 G&A Expense as a % of Revenue

Nasdaq: DVCR 25 Current Areas of Focus • Continuous quality improvement • Enhancing existing portfolio • Growth through accretive acquisitions

Nasdaq: DVCR Continuous improvement of Quality Measures Continue to drive volume of patients served Improve skilled mix / provide high-acuity services Ongoing renovations of existing facilities Continue to Enhance Existing Portfolio 26

Nasdaq: DVCR Achieved goal of doubling the size of the Company in 3 years Target: 5-10 new facilities per year Active acquisition pipeline Expanded operating infrastructure = Scalability Structure flexibility = Several sources of financial capacity Portfolio Growth 27

Nasdaq: DVCR • Full Ownership Of Assets • Participate In Value Appreciation • Enhance Facility Ownership Fee-Simple Acquisitions • Minimal Capital Required • Leverage Turnaround Capabilities • Leverage Strong REIT Relationships Assumption of Long-Term Operating Leases 2010 Today 20% 22% 80% 78% Flexible Structure Broadens Pipeline 28 Acquisition Types

Nasdaq: DVCR 29 Summary • Improved operational and financial results • Attractive investment dynamics • Repositioned for the future

Nasdaq: DVCR Key Financial and Operating Statistics 30 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Q1 2016 Average Daily Census 6,770 6,402 4,592 4,595 4,645 Total Average Daily Census – Medicare & Managed Care 1,065 938 684 699 754 Skilled Mix % 15.7% 14.6% 14.9% 15.2% 16.2% Occupancy (Available Beds) 80.1% 80.3% 80.4% 79.1% 79.3% Medicare Rate Per Day $451.26 $458.47 $455.69 $456.91 $453.51 Medicaid Rate Per Day $173.75 $173.05 $169.51 $168.36 $167.34 Revenue (Millions) $141.5 $135.0 $97.3 $95.8 $97.9 Facility Level Operating Profit $30.8 $28.5 $17.9 $17.4 $19.3 G&A % of Revenue 6.3% 6.8% 7.6% 7.2% 6.9% Net Income (Loss) $1.3 $1.4 $(1.0) $(2.2) $(0.1) Adjusted EBITDAR $19.3 $18.4 $9.1 $8.8 $10.8 Adjusted EBITDA $5.5 $6.0 $2.2 $1.9 $5.5

Nasdaq: DVCR Leading Skilled Nursing Provider Compelling Demographic Trends Management’s Strategic Vision Yielding Results Improving Patient Quality Measures, Census And Skilled Mix Demonstrated Ability To Grow And Enhance Portfolio Positively Trending Financial Results Investment Highlights 31

Nasdaq: DVCR Appendix A: Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR 32 (a) Represents non-recurring costs associated with acquisition-related transactions. (b) Represents non-recurring debt retirement costs associated with the extinguishment of the previous debt facility during the first quarter 2016. (c) Represents non-recurring lease termination costs related to the termination of the Avon, Ohio operating lease in May 2016. (d) Represents non-recurring lease deferral costs associated with the purchase of Clinton and Hutchinson in February 2016. (e) Represents non-recurring gain on the sale of an unconsolidated affiliate sold in November 2016.